UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California	92122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2024, Biora Therapeutics, Inc. (the “Company”) entered into the transaction described below (the “Debt Exchange Transactions”). The Debt Exchange Transactions are expected to close on or about August 14, 2024 (the “Initial Closing Date”).

Note Purchase Agreement

The Company entered into a note purchase agreement (the “Note Purchase Agreement”), dated August 12, 2024, with the purchasers named therein (the “Purchasers”), pursuant to which the Purchasers agreed to purchase up to $16,000,000 in aggregate principal amount of a new tranche (the “Payment Priority Notes”) of the Company’s 11.00% / 13.00% Convertible Senior Secured Notes due 2028 (“2028 Notes”) from the Company for cash at par value.

Upon and subject to the terms set forth in the Note Purchase Agreement, once per month, up to three times following the Initial Closing Date, the Company may request that the Purchasers purchase additional Payment Priority Notes with a purchase price of $4,000,000 (each, a “Subsequent Draw”) in a subsequent closing (each, a “Subsequent Closing”), and each Purchaser may agree to purchase a principal amount of Payment Priority Notes in such Subsequent Draw, in its sole discretion, up to a maximum of $4,000,000 for all Purchasers. The maximum principal amount of Payment Priority Notes to be issued at the Initial Closing Date and all Subsequent Closings shall be $16,000,000. If any Purchaser declines to participate in its full pro rata share of a Subsequent Draw, any other Purchaser may assume any unused portion of such declining Purchaser’s pro rata share, all of which shall be allocated pro rata among Purchasers electing to participate in such unused portion, provided that no Subsequent Draw may be consummated unless at least two unaffiliated Purchasers agree to participate therein. In the event that the aggregate amount of Payment Priority Notes purchased in any Subsequent Draw is less than 25% of the amount funded at the Initial Closing Date or the previous Subsequent Draw, as the case may be, then the Company may make one additional Subsequent Draw request, for a total of up to four Subsequent Draw requests. The Payment Priority Notes issued in a Subsequent Closing under the Note Purchase Agreement will bear interest from and including the date of such Subsequent Closing.

Pursuant to the terms of the Note Purchase Agreement, the Purchasers were granted warrants (the “Initial Commitment Warrants”) to purchase an aggregate of 6,677,794 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) at the Initial Closing Date. Upon any Subsequent Closing, each Purchaser shall receive a Commitment Warrant (each, a “Subsequent Closing Commitment Warrant” and, together with the Initial Commitment Warrants, the “Commitment Warrants”) to purchase a number of shares of Common Stock equal to the principal amount of Payment Priority Notes in such Subsequent Closing divided by the exercise price of the Commitment Warrant. For more information regarding the Warrants, see “–Warrants” below.

Note Exchange Agreement

The Company entered into an Exchange Agreement, dated August 12, 2024 (the “Note Exchange Agreement”), with holders (each a “Holder”) of the Company’s 2028 Notes, pursuant to which, on the Initial Closing Date, the Company agreed to acquire an aggregate of $10,759,986 in aggregate principal amount, plus accrued and unpaid interest thereon, of the existing 2028 Notes in exchange for $10,759,986 of a series of Payment Priority Notes (the “Initial Exchange”). Upon and subject to the terms set forth in the Note Exchange Agreement, to the extent that a Holder that is a party to the Note Purchase Agreement acquires additional Payment Priority Notes pursuant to a Subsequent Draw under the Note Purchase Agreement, each Holder shall have the right to exchange additional 2028 Notes for a series of Payment Priority Notes concurrently with the Subsequent Closing under the Note Purchase Agreement (any such exchange, a “Subsequent Exchange”). For every $1,000 principal amount of additional Payment Priority Notes purchased by a Holder under the Note Purchase Agreement in a Subsequent Draw, such Holder may exchange $2,000 of existing 2028 Notes for $2,000 principal amount of a series of Payment Priority Notes in a Subsequent Exchange. Each Holder that is not a party to the Note Purchase Agreement may exchange additional 2028 Notes for a series of Payment Priority Notes in an amount equal to 15% of the aggregate principal amount of 2028 Notes held by such Holder multiplied by the ratio that the aggregate principal amount of Payment

Priority Notes purchased in such Subsequent Closing under the Note Purchase Agreement bears to $4,000,000. The Payment Priority Notes issued in a Subsequent Closing under the Note Exchange Agreement will bear interest from and including the last interest payment date of the 2028 Notes exchanged in the Initial Exchange or a Subsequent Exchange.

Copies of the forms of Note Exchange Agreement and Note Purchase Agreement are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Note Exchange Agreement and the Note Purchase Agreement are qualified in their entirety by reference thereto.

Covenants in the Note Purchase Agreement and the Note Exchange Agreement

The Company has agreed to seek stockholder approval of issuance of shares in the portions of the transactions that require approval under the rules of Nasdaq (the “Stockholder Approval”). The Company has agreed to seek the Stockholder Approval at a special meeting of stockholders pursuant to a preliminary proxy statement filed no later than November 7, 2024, with a definitive proxy statement including such proposal distributed as soon as practicable thereafter, and to use commercially reasonable efforts to secure the Stockholder Approval at such meeting. If the Company does not obtain the Stockholder Approval at such meeting, the Company has agreed to call a special meeting of stockholders each ninety (90) days thereafter at least two times, and thereafter at each subsequent annual meeting seek Stockholder Approval until the earlier of the date on which (i) Stockholder Approval is obtained or (ii) the relevant securities are no longer outstanding.

The Company has agreed to retain a financial advisor agreeable to the Holders of a majority in aggregate principal amount of 2028 Notes. The Company has agreed to work with such financial advisor regarding a restructuring milestone schedule and cashflow forecast.

Amended and Restated Indenture

In connection with the Debt Exchange Transactions, the Company will amend and restate the existing indenture (the “Indenture”), dated December 19, 2023, by and between the Company and GLAS Trust Company LLC, as trustee (the “Trustee”), as amended by the supplemental indenture, dated March 8, 2024 (as so amended and restated, the “A&R Indenture”). The Payment Priority Notes are the Company’s senior secured obligations with payment priority over the existing 2028 Notes, and are secured by substantially all of the Company’s and its subsidiaries’ assets pursuant to a security agreement, dated December 19, 2023, by and among the Company, certain of its subsidiaries from time to time party thereto and the Trustee, as collateral agent (the “Security Agreement”).

Pursuant to the A&R Indenture, (i) the Payment Priority Notes will have a priority right to receive payment on the 2028 Notes over the 2028 Notes that are not Payment Priority Notes, (ii) the conversion rate on the 2028 Notes will be reset based on the minimum price (as determined under Nasdaq rules) as of the date of the Note Purchase Agreement and Note Exchange Agreement, (iii) 2028 Notes that are not Payment Priority Notes will receive interest only in the form of payment-in-kind while Payment Priority Notes are outstanding, (iv) the Company will have the obligation to offer to repurchase the Payment Priority Notes or all of the 2028 Notes based on conditions relating to the Company’s consummation of an equity capital raise within 30 days following announcement of a collaboration agreement with a pharmaceutical company involving one or more of the Company’s product development programs and (v) the Company will agree to certain covenants regarding financing in the event it seeks bankruptcy protection under relevant bankruptcy law.

For more information regarding the Indenture and the Security Agreement, see the Company’s Current Reports on Form 8-K filed on December 18, 2023 and March 11, 2024.

Copies of the form of A&R Indenture and the form of Payment Priority Note will be filed with a subsequent Current Report on Form 8-K.

Warrants

The Initial Commitment Warrants and Subsequent Closing Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (to the extent required) for the complete exercise thereof. The Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Warrant.

A copy of the form of Warrant will be filed with a subsequent Current Report on Form 8-K.

Additional Warrants

A Purchaser will receive an additional 100,000 warrants at the Initial Closing Date. To the extent that the Conversion Share Cap (as defined in the Indenture) has not been removed or deemed not to be applicable with respect to such Purchaser’s 2028 Notes by Stockholder Approval or otherwise on each of the first and second Subsequent Draws such Purchaser will receive an additional 100,000 warrants, and will receive an additional 700,000 warrants on the third Subsequent Draw, (the “Additional Warrants”), subject to reduction if such Purchaser does not fully fund its pro rata share of any Subsequent Draw. Such Additional Warrants have an exercise price of $0.60 per share and are exercisable at any time from the date of issuance (subject to any limitations under the rules of Nasdaq that require stockholder approval of issuance of shares) until the fifth anniversary of the later of the issuance thereof and the date of Stockholder Approval (to the extent required) for the complete exercise. The Additional Warrants are subject to certain exercise limitations, including a limitation on the ability to exercise if the holder’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed levels set as specified in the applicable Additional Warrant. In the event of a Fundamental Transaction (as defined in the Additional Warrants), the full number of Additional Warrants will be issued to the applicable Purchaser.

A copy of the form of Additional Warrant will be filed with a subsequent Current Report on Form 8-K.

Registration Rights Agreement

Also on the Initial Closing Date, in connection with the Debt Exchange Transactions, the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which provides that the Company will register the resale of all shares of Common Stock issuable upon conversion or exercise of, or otherwise issuable pursuant to, the 2028 Notes, including the Payment Priority Notes, the warrants issued pursuant to the Note Exchange Agreement or the Note Purchase Agreement, and the warrants subject to the warrant amendment, including, for the avoidance of doubt, in respect of interest amounts payable on the 2028 Notes in accordance with the terms thereof. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (“SEC”) no later than the fifth business day after the Initial Closing Date, and to use its commercially reasonable efforts to have the registration statement declared effective 10 business days after the Initial Closing Date (if the SEC notifies the Company that it will not review or has completed its review of the registration statement).

A copy of the Registration Rights Agreement will be filed with a subsequent Current Report on Form 8-K.

Warrant Amendments

In addition, on August 12, 2024, the Company agreed in the Note Exchange Agreement with the Purchasers participating in the Debt Exchange Transactions to amend outstanding warrants previously issued to lower the exercise price to $0.60 per share and to provide that, after the Stockholder Approval, the Company may repurchase 20% of such warrants at a price of $0.001 per share underlying such warrants, subject to certain conditions.

A copy of the form of warrant amendment will be filed with a subsequent Current Report on Form 8-K.

Voting Agreement

On the Initial Closing Date, entities affiliated with Athyrium Capital Management, LP (solely in their respective capacities as Company stockholders) are expected to enter into a voting agreement (the “Voting Agreement”) to vote all of their shares of Common Stock in favor of the adoption and approval of the Stockholder Approval.

A copy of the Voting Agreement will be filed with a subsequent Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement, the Note Purchase Agreement and the A&R Indenture is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Note Exchange Agreement and the Note Purchase Agreement is hereby incorporated into this Item 3.02 by reference. The exchange of the existing 2028 Notes and the issuance of the Payment Priority Notes pursuant to the Note Exchange Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) thereof. The sale of the Payment Priority Notes and the issuance of the Warrants pursuant to the Note Purchase Agreement are exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On August 12, 2024, the Company issued a press release announcing the Debt Exchange Transactions. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This information contained in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Note Purchase Agreement, dated August 12, 2024, between the Company and the purchasers named therein.

10.2	Form of Note Exchange Agreement, dated August 12, 2024, between the Company and the holders named therein.

99.1	Press Release, dated August 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement or Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical facts included in this press release, including statements concerning the closing of the Debt Exchange Transactions, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “envision,” “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “anticipate,” “forward,” “believe,” “design,” “estimate,” “predict,” “projects,” “projecting,” “potential,” “plan,” “goal(s),” “target,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect the Company’s plans, estimates, and expectations as of the date of this current report on Form 8-K. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this press release. Such risks, uncertainties, and other factors include, among others, the risk that the conditions to the closing of the Debt Exchange Transactions are not satisfied, the Company’s ability to innovate in the field of therapeutics, its ability to make future FDA filings and initiate and execute clinical trials on expected timelines or at all, the Company’s ability to obtain and maintain regulatory approval or clearance of its products on expected timelines or at all, its plans to research, develop, and commercialize new products, the unpredictable relationship between preclinical study results and clinical study results, the Company’s expectations regarding opportunities with current or future pharmaceutical collaborators or partners, its ability to raise sufficient capital to achieve its business objectives, the Company’s ability to maintain its listing on the Nasdaq Global Market, and those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC and other subsequent documents, including Quarterly Reports on Form 10-Q, that it files with the SEC.

Biora Therapeutics expressly disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date: August 12, 2024	By:	/s/ Eric d’Esparbes
Eric d’Esparbes Chief Financial Officer